December 19, 2006
Michael S. Poster
Securities and Exchange Commission	212-940-6774
100 F Street, N.E.	E-mail Address
Washington, D.C. 20549	michael.poster@kattenlaw.com
Direct Fax Number
Attention: Elaine Wolff	(212) 894-5774

Re:	Ardent Acquisition Corporation
File No. 0-51115
Preliminary Proxy Statement on Schedule 14A

Ladies and Gentlemen:

Set forth below is the response on behalf of Ardent Acquisition Corporation (the “Company” or “Ardent”) to the comments of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) contained in the letter, dated December 4, 2006, concerning the Preliminary Proxy Statement on Schedule 14A filed by Ardent on November 6, 2006. We have set forth herein each comment of the Staff contained in the comment letter followed by our response. For your convenience and to facilitate your review, a marked copy of the Schedule 14A, which has been revised in accordance with our responses below and otherwise updated, is being separately delivered.

General Comments

1.	The basis for your comparative factual assertions and for your management’s beliefs must be clear from the text of the proxy statement or supporting documentation must be provided to us. Please revise your disclosure throughout the document to address our concerns, or advise us as necessary. In providing support, clearly mark the location of the information you believe is supportive of the statement referenced. We note, for example, but without limitation that you state:

•	“Avantair has become the fifth largest provider in the fractional aircraft market with the world’s largest fleet of Piaggio Avanti P-180 aircraft.” (page 4)

•	“Avantair has a market share of approximately 3%.” (page 28)

•	“the Avanti uses 30%-50% less fuel than such aircraft.” (page 44)

Response: We have made revisions throughout the document to make clear the source of beliefs of the management of each of Avantair and Ardent. In response to the Staff’s comment, we have supplementally provided marked copies of reports from AvData and Business and Commercial Aviation, along with information disseminated by Avantair’s competitors, which support our management’s beliefs regarding the market share enjoyed by Avantair and its competitors, the relative fuel efficiency of the Piaggio P.180 and other factual matters. In each case, we have identified in the supporting documents the page references in the preliminary proxy statement which contain information supported by these documents.

2.	Please provide us with copies of market and industry data that you cite or rely on in your filing. For instance, on page 28 you state “[a]ccording to AvData, there are only five companies which have 3% or more of the total market for fractional aircraft, based upon the units in operation - NetJets, Flight Options, FlexJet, CitationShares, and Avantair, with NetJets having a market share of approximately 50% and Avantair’s three largest competitors having a combined market share of over 80%.” The copies of market and industry data should be appropriately marked, dated, and refer to the page number on which they are cited.

Response: In response to the Staff’s comment, we have supplementally provided marked copies of reports from AvData and Business and Commercial Aviation, along with information disseminated by Avantair’s competitors, which support our management’s beliefs regarding the market share enjoyed by Avantair and its competitors, the relative fuel efficiency of the Piaggio P.180 and other factual matters.

3.	We note that you are submitting the following item to a vote: “to adopt, and approve the transactions contemplated by, the Stock Purchase Agreement, dated as of October 2, 2006, among Ardent and certain stockholders of Avantair, and the Letter Agreements, dated as of October 2, 2006, among Ardent, Avantair and certain stockholders of Avantair, and to adopt amendments to the certificate of incorporation of Ardent designed to ensure Ardent’s compliance with the citizenship requirements of U.S. aviation laws after completion of the acquisition and to increase the number of shares of common stock which Ardent is authorized to issue from 30,000,000 shares to 75,000,000 shares — we call this proposal the acquisition proposal.” Please unbundle the acquisition proposal to present the amendment to the certificate of incorporation to increase the authorized shares separately from the amendment regarding compliance with citizenship requirements. Refer to Rule 14a-4(a)(3) of the Proxy Rules and the Division of Corporation Finance Manual of Publicly Available Telephone Interpretations, Fifth Supplement (September 2004).

Response: We have revised the preliminary proxy statement to unbundle the acquisition proposal to present the amendment to the certificate of incorporation to increase the authorized shares separately from the amendment regarding compliance with citizenship requirements. Please see the section entitled “THE SHARE AUTHORIZATION PROPOSAL” on page 59 and other references throughout the document.

4.	Please provide us with copies of any materials prepared by or for the financial advisor in connection with its fairness opinion, including, among other things, any “board books,” drafts of fairness opinions provided to the board of directors and any summaries of presentations made to the board of directors. We may have further comment on your disclosure once we have had the opportunity to review those materials.

Response: In response to the Staff’s comment, we have supplementally provided copies of the materials prepared in connection with the fairness opinion.

Q. What happens to the funds deposited in the trust account after consummation, page 5

5.	You state that “[a]pproximately $15,000,000 of the funds deposited in the trust account will be paid to CNM, Inc. to satisfy Avantair’s obligations under its Loan Agreement, dated October 2, 2006, and Revolving Credit Agreement, dated May 31, 2005, with CNM, Inc.” Please revise to note whether or not you have agreed in writing to satisfy this agreement.

Response: We have revised the disclosure to clarify that Ardent has agreed in writing to satisfy these obligations, but only if the acquisition is completed. Please see the sections entitled “QUESTIONS AND ANSWERS ABOUT THE ACQUISITION – What happens to the funds deposited in the trust account after consummation?” on page 5, “SUMMARY – The Acquisition Proposal – Ardent” on page 11 and “INFORMATION ABOUT ARDENT – Business of Ardent – Use of Trust Fund Proceeds” on page 109.

Q. Who will pay for this proxy solicitation, page 6

6.	You state that you and your directors, officers and employees “may solicit proxies by mail, telephone, telegraph and personal interview.” Please confirm with us that you intend to comply with Rule 14a-6(c).

Response: We hereby confirm that Ardent and its directors, officers and employees intend to comply with Rule 14a-6(c) in connection with the solicitation of proxies.

Summary, Page 9

The Acquisition, page 9

7.	We note that up to 18 million shares of your common stock will be issued to Avantair’s stockholders in connection with the acquisition of Avantair. Please revise your disclosure to note the exemption from registration you will rely on in issuing these shares.

Response: We have added disclosure in the sections entitled “SUMMARY – The Acquisition Proposal – The Acquisition” on page 9 and “THE AVANTAIR STOCK PURCHASE AGREEMENT – Purchase Price” on page 71 to clarify that these shares will be issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

8.	You state that the “purchase price is subject to adjustment at closing in the event that the amount of cash in your accounts at the closing, less your expenses related to the acquisition which have not been paid as of the closing, is less than $35,000,000.” Please revise this section to note, for purposes of calculating the adjusted purchase price, whether you would subtract out the amount owed to your stockholders that elect to convert their shares to cash.

Response: We have added disclosure to the sections entitled “SUMMARY – The Acquisition Proposal – The Acquisition” on page 9 and “THE AVANTAIR STOCK PURCHASE AGREEMENT – Closing Cash Statement – Purchase Price Adjustment” on page 71 to clarify that in calculating this adjustment to the purchase price, the amount owed to Ardent’s stockholders who elect to convert their shares to cash will not affect the purchase price.

9.	Please revise to note the Cash EBITDA for Avantair as of June 30, 2006.

Response: We have revised the disclosure in the sections entitled “SUMMARY – The Acquisition Proposal – The Acquisition” on page 9 and “THE AVANTAIR STOCK PURCHASE AGREEMENT – Contingent Deferred Payments” on page 72 to reflect Avantair’s Cash EBITDA for the year ending June 30, 2006.

Avantair and its subsidiaries, page 11

10.	You state that “Avantair also operates fixed flight based operations.” Please revise to provide a brief description of fixed flight based operations.

Response: We have added disclosure in the section entitled “SUMMARY – Avantair and its Subsidiaries” on page 11 that briefly describes fixed base operations.

Interests of Ardent Directors and Officers in the Acquisition, page 14

11.	You state that your directors have agreed that, if you liquidate prior to the consummation of a business combination, “they will be personally liable to pay debts and obligations to vendors or other entities that are owed money by [you] for services rendered or products sold to [you] in excess of the net proceeds of this offering not held in the trust account.” Please revise to note whether this is an oral or written agreement.

Response: We have revised the disclosure in the sections entitled “SUMMARY — Interests of Ardent Directors and Officers in the Acquisition” on page 15, “RISK FACTORS – Risks Associated with the Acquisition and Ardent” on page 33 and “THE ACQUISITION PROPOSAL — Interests of Ardent Directors and Officers in the Acquisition” on page 57 to clarify that this is a written agreement.

Avantair Historical Financial Information, page 18

12.	We note that the Stockholders’ deficiency of $15,684,000 for the fiscal year ended June 30, 2005 appears to be inconsistent with the amount you have reported within the included Avantair financial statements. Please revise in your amended-filing or advise.

Response: We have revised the disclosure in the section entitled “AVANTAIR HISTORICAL FINANCIAL INFORMATION” on page 18 to correct this discrepancy.

Comparative Per Share Information, page 22

13.	We note that you disclose the net loss per share for the year ended December 31, 2005 and the year ended December 31, 2004. Please revise to note that these amounts relate to the year ended June 30, 2006 and June 30, 2005.

Response: The captions for net income (loss) per share amounts in the section entitled “COMPARATIVE PER SHARE INFORMATION” on page 22 are based on the December 31 fiscal year end of the registrant, Ardent Acquisition Corporation. However, in order to clarify the differing fiscal years for Ardent and Avantair we have included notes (3) and (5) to reflect that the net loss per share for Avantair, relate to its fiscal years ended June 30, 2006 and June 30, 2005, respectively and its three months ended September 30, 2006 and 2005 respectively.

Risk Factors, page 25

Avantair’s independent registered public accounting firm has raised substantial doubt..., page 25

14.	Please revise the risk factor narrative to note that Avantair’s independent registered public accounting firm has raised substantial doubt about Avantair’s ability to continue as a going concern as a result of Avantair’s recurring net losses and its working capital deficiency, among other reasons.

Response: We have added disclosure to the section entitled “RISK FACTORS – Risks Associated with Avantair” on page 25 to set forth the basis for doubt as to Avantair’s ability to continue as a going concern.

Avantair may not be able to generate sufficient cash flow..., page 27

15.	You state that as of June 30, 2006 “indebtedness represented 31% of Avantair’s overall capitalization.” It appears that in calculating this percentage you simply divided Avantair’s total liabilities and stockholder’s deficit by Avantair’s indebtedness to third party lenders. Please note that Avantair’s liabilities balance includes a number of items that should not be included in calculating capitalization. For instance, but without limitation, accounts payable is not part of a company’s capitalization. Please advise or revise as necessary.

Response: We have revised the disclosure in the section entitled “RISK FACTORS – Risks Associated with Avantair” on page 27 to express Avantair’s total indebtedness (in dollars) compared to its negative stockholders equity (also in dollars). We believe that this will provide investors with greater clarity regarding Avantair’s financial position, as opposed to expressing Ardent’s indebtedness as a percentage of capitalization.

The Acquisition Proposal, page 40

16.	In your registration on Form S-1 (File No. 333-121028), you stated that in searching for an acquisition you intended to focus on technology-related businesses. Please revise this section to note why you did not select a technology-related company for acquisition.

Response: We have revised the disclosure in the section entitled “THE ACQUISITION PROPOSAL – Background of the Acquisition” on page 39 to explain why Ardent did not select a technology-related company for acquisition.

In response to the Staff’s comment, please be advised that Ardent’s registration on Form S-1 stated that Ardent would consider a merger or acquisition with a business in any industry, but would focus its attention on technology-related businesses.

17.	On page 43, you state that the total amount owed to CNM, Inc. by Avantair would be reduced by approximately $15 million within seven days following the closing of the acquisition and that you acknowledged this repayment obligation to CNM, Inc. as part of this loan agreement. Please revise to note whether you will be obligated to repay the CNM, Inc. obligation even if you do not complete the acquisition. In this connection, please provide us with a copy of the loan agreement.

Response: We have revised the disclosure in the section entitled “THE ACQUISITION PROPOSAL – Background of the Acquisition” on page 43 to explain that Ardent is obligated to repay this amount, but only if the acquisition is completed.

In response to the Staff’s request for a copy of the loan agreement, we direct you to Ardent’s filing on Form 8-K on October 4, 2006, to which the loan agreement was attached as Exhibit 10.2.

Factors considered by the Ardent board in approving the acquisition, page 43

18.	From you disclosure in your registration on Form S-1 (File No. 333-121028), it appears that many of your directors have a background in technology or investing in technology-related businesses. Please revise this section to note your board of directors’ experience in the aviation business.

Response: We have added disclosure to the section entitled “THE ACQUISITION PROPOSAL — Factors Considered by the Ardent Board in Approving the Acquisition” on page 45 to describe Ardent’s board of directors’ experience in the aviation business.

Lower capital requirements than generally found in the aviation industry, page 45

19.	You state that it is your board of directors’ belief that “Avantair’s capital requirements on a long-term basis will not be significant.” Please revise your disclosure to note your board of director’s basis for this belief in light of the capital requirements of Avantair to date and the disclosure on page 25 regarding the risks that Avantair may be unable to obtain the funds necessary to acquire additional inventory of aircraft.

Response: We have revised the disclosure in the section entitled “THE ACQUISITION PROPOSAL — Factors Considered by the Ardent Board in Approving the Acquisition — Lower Capital Requirements than Generally Found in the Aviation Industry” on page 45 to explain the basis for the board of directors’ belief in light of Avantair’s capital requirements to date and the risk that Avantair may be unable to obtain sufficient capital.

Fairness Opinion, page 46

20.	Please disclose the amount of the fee paid or to be paid to Capitalink, L.C. for its services.

Response: We have revised the disclosure in the section entitled “THE ACQUISITION PROPOSAL – Fairness Opinion” on page 47 to reflect that Capitalink, L.C. received a fee of $75,000 for its services.

Valuation Overview, page 48

21.	We note your disclosure in the last paragraph on page 50 that for purposes of Capitalink’s analyses, “enterprise value” means “equity value plus all interest-bearing debt less cash.” Please revise the disclosure to provide a detailed explanation of how Capitalink arrived at an indicated “equity value,” the components of the $37.2 million in interest bearing debt and the components of the $31.4 million in cash and non-operating assets.

Response: We have revised the disclosure in the section entitled “FAIRNESS OPINION – Discounted Cash Flow Analysis” on page 49 to provide a detailed explanation of how Capitalink arrived at an indicated “equity value,” the components of the $37.2 million in interest bearing debt and the components of the $31.4 million in cash and non-operating assets.

Performance Units, page 61

22.	Please revise to note whether the granting of performance units will reduce the shares available to be granted under the Plan if the units are settled in cash.

Response: We have revised the disclosure in the section entitled “THE PLAN PROPOSAL – General Description of the Plan — Number Of Shares” on page 61 to clarify that the granting of performance units will not reduce the number of shares available to be granted under the Plan if the units are settled in cash.

Effect of Termination, page 78

23.	Please revise to note if either you or Avantair are subject to penalties if the merger agreement is terminated.

Response: We have added disclosure to the section entitled “THE AVANTAIR STOCK PURCHASE AGREEMENT – Effect of Termination” on page 80 to specify that no penalties (other than potential claims for breach of contract) will be applicable if the Stock Purchase Agreement is terminated.

Information about Avantair, page 84

24.	Please revise to update the disclosure that Avantair will begin limited revenue service at an FBO in Camarillo, California in November 2006 and that it is presently in discussions to add an FBO in Caldwell, New Jersey. Further, please revise to explain the nature of Avantair’s interest in a fixed base.

Response: We have updated the disclosure in the section entitled “INFORMATION ABOUT AVANTAIR – Business of Avantair” on page 87 with respect to the FBO in Camarillo, California. Avantair remains in discussions regarding the FBO in Caldwell, New Jersey. We have also added disclosure to this section on page 87 to explain the nature of Avantair’s interest in a fixed base.

25.	On page F-17, it states that Avantair’s chairman resigned on September 8, 2006. Please revise this section to note the reason for the chairman’s resignation.

Response: We have revised the disclosure in the section entitled “INFORMATION ABOUT AVANTAIR – Employees” on page 95 to describe the reason for Ardent’s former chairman’s resignation.

26.	On pages F-17 and F-18, it states that CNM entered into a tolling agreement with Avantair whereby CNM dismissed certain litigation it has against Avantair. Please revise this section to discuss the litigation and tolling agreement.

Response: We have added disclosure to the section entitled “INFORMATION ABOUT AVANTAIR – Legal Proceedings” on page 95 to discuss the litigation and the tolling agreement.

Results of Operations, page 96

27.	On page 97, you state that the delay of 6 planes scheduled for delivery during the last 6 months of fiscal year ended June 30, 2006 resulted in greater than anticipated use of Avantair’s existing fleet. Please revise to note how a greater than anticipated use of Avantair’s existing fleet, as opposed to using new planes, caused an increase in operating expense.

Response: We have revised the disclosure in the section entitled “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AVANTAIR – Results of Operations — Year ended June 30, 2006 compared to year ended June 30, 2005” on page 102 to explain how the increased expenses resulted from greater use of Avantair’s fleet.

Liquidity and Capital Resources, page 99

28.	On page 26 you discuss Avantair’s growth strategy and on page 29 you discuss Avantair’s intention to pursue acquisition opportunities. Please revise this section to discuss the estimated costs of the intended growth and acquisitions and whether you have entered into any material commitments regarding this growth. The discussion should include, but not be limited to, the estimated costs associated with any significant increase in the number of personnel. Also, discuss how you expect to fund these costs.

Response: We have revised the disclosure to “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AVANTAIR – Liquidity and Capital Resources” on page 105 address the comment. As described on page 105, although Avantair intends to grow through acquisitions, at this time no such acquisitions have progressed to a point at which it would be possible for Avantair to estimate the costs associated with such acquisitions, including costs associated with a significant increase in the number of personnel.

Financing Arrangements, page 101

29.	Please revise to note with whom you have your line of credit and to note the amount of credit currently available for borrowing under your line of credit.

Response: We have revised the disclosure in the section entitled “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AVANTAIR – Liquidity And Capital Resources — Financing Arrangements” on page 107 to state with whom Avantair has its line of credit and that no amounts are currently available for borrowing thereunder.

30.	We note on page 94 that you have disclosed contractual commitments to purchase 55 additional aircraft through 2010 at a price of approximately $297 million. Please explain to us why this commitment was not included in your table of contractual obligations. Reference is made to Item 303(a)(5) of Regulation S-K. Additionally, please tell us why the commitments disclosed on page 94 to purchase 55 additional aircraft appears to be less than the commitments disclosed in notes 9 and 10 to Avantair’s financial statements on page F-17.

Response: This commitment was not included in the table of contractual obligations due to an inadvertent error. We have revised the disclosure in the section entitled “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AVANTAIR – Liquidity And Capital Resources — Financing Arrangements” on page 107 to reflect the omitted contractual commitment and conform the amounts to Avantair’s financial statements.

Executive Compensation, page 105

31.	You state that “your existing stockholders will be reimbursed for out-of-pocket expenses incurred in connection with activities on your behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.” Please revise this section to note any out-of-pocket expenses incurred by your existing stockholders in connection with the identification of Avantair.

Response: We have revised the disclosure in the section entitled “INFORMATION ABOUT AVANTAIR – Executive Compensation” on page 111 to describe the extent of such out-of-pocket expenses.

Unaudited Pro Forma Condensed Combined Financial Statements, pages 108 to 114

32.	We note your disclosure which indicates that you have accounted for the acquisition transaction as a reverse acquisition after you made an evaluation and determined that Avantair was the accounting acquirer. Please help us to understand, in further detail, how you evaluated and weighed the factors in paragraphs 17(a) through (e) of SFAS 141 in reaching the conclusion that Avantair is the accounting acquirer. In your response, please address whether or not your consideration of the 9% differential in relative voting rights between current Ardent and current Avantair stockholders included the impact of warrants. Similarly, please also address whether your consideration of large minority voting interests in the combined entity included the impact of warrants.

Response: Ardent’s and Avantair’s management believe that this acquisition will result in Avantair being the accounting acquirer in all reasonable circumstances contemplated based on an evaluation of the qualitative and quantitative factors described in paragraph 17 of SFAS No. 141, including varying ownership scenarios associated with the assumed exercise of dilutive securities and contingent consideration. This conclusion is based on the following:

•	Of the seven board seats of the combined company available upon consummation of the acquisition, four will be Avantair representatives, and three will be Ardent representatives (including the non-executive Chairman). Such majority will place Avantair’s nominees in a position to establish company operating strategy and control board of director group votes.

•	After completion of the acquisition, the current officers and senior management of Avantair will be the officers and senior management of the combined company and accordingly will have operating control and day to day decision authority for carrying out the business plan of the combined company after the acquisition. Certain of such individuals will also enter into employment agreements with the combined company. None of the current officers and directors of Ardent will become employees of the combined company.

•	Ownership

•	Upon consummation of the acquisition 6,684,822 shares of Ardent common stock will be issued to the Avantair shareholders which would result in the Avantair shareholders owning approximately 44.3 % of the outstanding shares of common stock of the combined company compared to approximately 55.7% for Ardent shareholders assuming no Ardent public shareholders seek conversion. If public holders of 19.99% of Ardent’s common stock seek conversion, the Avantair shareholders would own 48.8% of the outstanding shares of common stock of the combined company compared to 51.2% for Ardent shareholders.

•	As disclosed, an additional 10,504,721 shares of common stock may be issued to the former Avantair shareholders upon the resolution of certain contingencies associated with the results of operations and market conditions of the combined company after the acquisition. If the full 10,504,721 shares are issued and assuming no other issuances of common stock, the former Avantair shareholders would then own approximately 66.6% of the combined company, or approximately 70.4% assuming public holders of 19.99% of Ardent’s common stock seek conversion.

•	In evaluating the potential impact of potentially dilutive securities on the post acquisition ownership of the combined company, please note that Ardent currently has 13.8 million warrants to purchase Ardent common stock at an exercise price of $5.00 per share issued to the public. In addition, the combined company will have other warrants and options outstanding upon consummation of the acquisition to purchase 1,246,000 shares of common stock which have been issued to investment bankers, financial advisors and an employee. Accordingly, in contemplating a fully diluted ownership structure of the combined company, please note that upon exercise of all dilutive securities the Ardent shareholders would own approximately 76.1% of the then outstanding ownership of the combined company, or approximately 75.0% if public holders of 19.99% of Ardent’s common stock seek conversion at closing.

•	While the two prior ownership scenarios produce significantly differing ownership results on an isolated basis, Ardent’s and Avantair’s management believe that an assumed issuance of all or some portion of both the contingent share consideration to the Avantair shareholders and the exercise of dilutive securities is the most likely reasonable outcome. Accordingly, assuming issuance of all contingent consideration and the exercise of all outstanding dilutive securities into shares of the combined company’s common stock, the former Avantair shareholders would then own approximately 42.6% of the combined company, or approximately 44.1% if public holders of 19.99% of Ardent’s common stock seek conversion at closing.

•	Further, using the treasury stock method, which would assume buy back by the combined company of dilutive securities upon exercise, the Avantair ownership of the combined company would increase as follows:

i	Publicly quoted price of $6 per share and 5,729,848 contingent shares issued (a 4,774,873 tranche is not issuable until achievement of an $8.50 price per share) — Avantair shareholders would then own approximately 53.2% of the combined company, or approximately 56.6% if public shareholders of 19.99% of Ardent’s common stock seek conversion at closing, due to the assumed buy back of 11,788,333 shares.

ii	Publicly quoted price of $8.50 per share 10,504,721 contingent shares issued — Avantair shareholders would then own approximately 54.3% of the combined company, or approximately 56.8% if public shareholders of 19.99% of Ardent’s common stock seek conversion at closing, due to the assumed buy back of 9,062,353 shares.

iii	The Ardent warrants held by the public will be redeemable, upon prior written consent of the underwriter in Ardent’s IPO, in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. Accordingly, at any price in excess of $8.50 it is probable that such securities would be redeemed and as such Ardent has not contemplated a buyback at a price greater than $8.50 per share.

•	The most significant Ardent shareholder group is comprised of the Ardent initial shareholders whose 1.5 million shares will represent approximately 9.8% of the ownership of the combined company after the Acquisition, or 10.8% if public holders if 19.99% of Ardent’s common stock seek conversion at closing. The largest Avantair shareholder group after the acquisition, consisting of Avantair officers who will become officers of the combined company, will own an aggregate of approximately 16.2% of the combined company, or 17.8% if public holders of 19.99% of Ardent’s common stock seek conversion at closing. In addition, two individual Avantair shareholders will own 10.7% and 6.1%, respectively of the combined company or 11.8% and 6.7%, respectively, if public holders owning 19.99% of Ardent’s common stock seek conversion at closing, amounts that are not insignificant relative to the Ardent shareholder group.

If the contingent consideration is issued in full, the Avantair officer shareholder group will then own approximately 24.7% of the combined company, or approximately 26.0% if public holders owning 19.99% of Ardent’s common stock seek conversion at closing.

While the assumed exercise of dilutive securities will cause the percentage ownership of the Avantair officer shareholder group to decline, since the dilution will impact all groups, the Avantair officer group will continue to own a disproportionate share unless the Ardent shareholder group purchases shares or warrants in the public markets.

Thus, considering the ownership of the Avantair officer minority group, comparing that to the Ardent minority group, and assuming no other significant groups arise or exist by the acquisition closing, the Avantair minority ownership group is expected to hold a disproportionate ownership percentage compared to any other ownership group after the acquisition. Such conclusion would continue to hold true when assuming the various scenarios described above in the discussion of Ownership.

Based on the evaluation on the relevant factors discussed above, and specifically considering that (i) the officer and senior management positions of the combined company will be held by Avantair officers and senior management, (ii) that there is a strong minority voting interest with an Avantair officer shareholder group (iii) considering that a majority of the members of the board of directors will be nominated by Avantair after the acquisition, (iv) that the ownership difference between the Ardent and Avantair shareholder group will be 11.4% upon consummation of the acquisition or 2.4% if public holders of 19.99% of Ardent’s common stock seek conversion, (v) that the Ardent shareholders will be predominately passive investors and (vi) that under the various foreseeable ownership scenarios which consider both the impact of exercise of dilutive securities and the issuance of contingent shares, it is most likely that the Avantair shareholders will be in the majority, Ardent’s and Avantair’s management believe the acquisition will be accounted for as a reverse merger with Avantair treated as the acquiring entity.

Note (c), page 111

33.	We note that you have disclosed that the unaudited pro forma condensed consolidated balance sheet gives effect to the reverse acquisition transaction as if it were consummated on June 30, 2006. Please help us to understand how you determined that it was appropriate to make adjustments (c), (d), (e), and (f) in light of the fact that these transactions took place subsequent to June 30, 2006. In your response, please help us to understand how you determined that these adjustments are part of the reverse acquisition transaction. Additionally, please apply this comment to adjustments (m) and (n) related to the pro forma condensed consolidated statement of operations.

Response: Ardent’s and Avantair’s management have reviewed the Staff’s comment and continue to believe that it is appropriate to reflect prior adjustments (c), (d), (e), (f), (m) and (n) (now (a), (b), (c), (k) and (l)) in the unaudited pro forma condensed consolidated financial statements. Ardent’s and Avantair’s management believe such adjustments are related and/or attributable to the acquisition and are necessary to provide investors an accurate depiction of what the combined company would have looked like had it been consummated as of the balance sheet date and during the periods presented.

•

Adjustments (d), (e), (m) and (n) relate to a Loan Agreement entered into on October 2, 2006, by and among Avantair, CNM, Inc. (“CNM”) and Ardent. Under the Loan Agreement, CNM loaned to Avantair an additional $7,600,000 (the “Loan”). The Loan proceeds were designated for the purchase of aircraft, are secured by all assets of Avantair and accrue interest at the rate of 15% per annum. Pursuant to the Loan Agreement, within 7 days following the closing of the acquisition the combined company will repay to CNM no less than $15 million, which amount shall repay the Loan (plus all accrued and unpaid interest) and a portion of the outstanding balance on debt owed to CNM under previous Avantair loan agreements. Ardent’s obligations under the Loan Agreement are conditioned upon the closing of the acquisition with Avantair.

•	Thus, given Ardent’s obligation to repay not less than $15 million of Avantair debt upon consummation of the acquisition from a portion of the proceeds released from the Trust Fund and to accurately present the balance of debt to be outstanding upon consummation of the acquisition, it is necessary to present both the adjustments related to the incurrence of debt on October 2, 2006 and the adjustment for the $15 million repayment. Similarly adjustments (m) and (n) reflect the impact on interest expense of the additional debt and the repayment.

•	Adjustments (c) and (f) relate to Avantair capital transactions consummated in October 2006. Adjustment (c) incorporates the impact of a $9 million private placement in exchange for the issuance of common stock. Such financing was a condition to the closing of the Loan Agreement described above. Adjustment (f) reflects the impact of Avantair’s redemption and subsequent cancellation of its Class B Common Stock. Ardent’s and Avantair’s management believe such adjustments are related to the acquisition considering the relationship (condition of the Loan Agreement) between the debt financing discussed above and the private placement and the change in Avantair’s capital structure through the elimination of its Class B common stock in order to prepare itself for the acquisition with Ardent. Further, such adjustments provide useful information to investors on the combined company’s financial position, including working capital and net assets.

In conclusion, Ardent’s and Avantair’s management believe the adjustments presented in our pro forma financial statements are related to the acquisition and are necessary in order to provide readers with accurate information related to the financial position and results of operations of the combined company upon consummation of the acquisition. To assist common shareholders and other readers of the unaudited pro forma condensed consolidated financial statements, modified disclosure has been added to indicate that, in addition to adjustments which are directly attributable to the consummation of the acquisition, additional adjustments have been included which are related to the acquisition and necessary for an accurate understanding of the combined company upon consummation of the acquisition. In addition, the presentation of certain adjustments noted above has been modified to present an “As Adjusted Avantair” subtotal and then separately a column with adjustments directly associated with the consummation of the acquisition.

Financial Statements

General

34.	Please update the financial information in your filing, the unaudited pro forma financial statements and the financial statements in accordance with Rule 3-12 of Regulation S-X.

Response: We have updated the financial information, the unaudited pro forma condensed consolidated financial statements and the unaudited condensed consolidated financial statements throughout the document to conform with the rule.

Avantair, Inc. and Subsidiary

Note 1- Nature of Business and Basis of Presentation, page F-8

35.	We note that the Company accounted for its acquisition of Skyline Aviation, Inc. as a reorganization of entities under common control. Explain to us the nature of the common control relationship, and how that relationship met the requirements of EITF 02-5. Additionally, tell us what consideration you have given to disclosing this information in your filing.

Response: In order to fully explain the accounting applied by Avantair in connection with the early years of operation the following events time line needs to be established. Reference is made to the time line of events where both Skyline and Avantair were created.

Skyline	and Avantair were founded by Steven Santo with the initial investors for each company listed in the following chart:

Skyline		Avantair
CNM, Inc.	50 shares	CNM, Inc.	50 shares (class A)
Steven Santo	20 Shares	Steve Santo	30 shares (class A)
Anthony Vitale	10 shares	Anthony Vitale	33.3 shares (class B)
Elliott Ward	10 shares	Elliot Ward	33.3 shares (class B)
William Giarusso	10 shares	William Giarusso	33.3 shares (class B)
		Jeff Kirby	20 shares (class A)

Skyline’s principal asset was an aircraft that was used to initiate the fractional share sales. In 2003, those same investors began operating Avantair and in essence both companies were operating together to serve the needs of the fractional shareholders.

Avantair was created to accomplish a financing, and in that connection, in 2003 a new shareholder provided Avantair with a revolving line of credit worth approximately $20 million in financing. Avantair ran the operations of Skyline through Avantair and continued to maintain the independent corporate form of Skyline until May of 2004, at which time it went through the formality of contributing the assets and liabilities to Avantair and became a non-operating, non-asset-holding subsidiary of Avantair.

Avantair accounted for the contribution of the assets and liabilities in accordance with Paragraph, 11 of FAS 141 which indicates that transfers of net assets or exchanges of equity interests between parties under common control are excluded from the term of

Business Combinations. In addition, Paragraph D12 of FAS 141 provides that transfers or exchanges described above should be recorded at their carrying amounts at the date of transfer. EITF 02-05 went on to define the term common control and conclude in Paragraph 3 the EITF that:

“Common control between different companies often exists when one shareholder holds more than 50% of the voting ownership of each company. Common control may also exist when a group of shareholders holds more than 50% of the voting ownership of each company, and all members of the group agree to vote those shares in concert.”

As described above, there was a group who controlled both entities and continually acted in concert with regard to the financing and operations of the businesses. To evidence this fact, the shareholders entered into agreements which required unanimous consent. In addition there is numerous correspondences among the shareholders and other parties that evidence the assertion that all parties were acting in concert regarding the operations.

For these reasons, management of Ardent and Avantair believe that the appropriate accounting was used to reflect the contribution of Skylines assets and liabilities to Avantair.

The disclosure included in the Basis of Presentation section of Note 1 to the Combined and Consolidated Financial Statements as of June 30, 2006, 2005 and 2004 discusses the fact that there was common ownership between Skyline and Avantair. We did not believe disclosing details of that ownership was necessary for fair presentation.

36.	We note that your financial statements prior to the acquisition of Skyline Aviation, Inc. are presented on a combined basis. Tell us what consideration you have given to disclosing your rationale for presenting combined financial statements and advise us of your basis of doing so under GAAP. In this regard, if applicable, please identify those entities that represent a control group and explain to us your basis for this conclusion. Refer to the guidance in ARB 51 and paragraph 3 of EITF 02-5.

Response: The entities included in the financial statements for 2004 were Skyline and Avantair. These companies were operating in concert and were under common control as described in our response to question 35. In substance, the shareholders operated the two companies to sell fractional shares in aircraft and provide management and maintenance services to the fractional share purchaser. In order to present a more transparent result of operations for the period of 2004, management of Avantair believes it is was essential to reflect the combined operations.

ARB 51 sites in paragraph 22 that in certain circumstances it may be more meaningful to provide the combined statements of commonly “controlled” companies rather than to show them separately. For example, combined financial statements would be useful when one individual owns a controlling interest in several corporations which are related in their operations. This is specifically the case in connection with Skyline and Avantair as both entities were operating on a combined basis to present the business model that is currently reflected in the Company’s proxy. They were being managed by the same people, owned by the same people, selling to the same customers, operating out of the same offices, using the same accounting, sales, and operations personnel and infrastructure. As a result, it would have been inappropriate to separate the operations of those businesses from a financial statement presentation perspective.

For these reasons, management of Ardent and Avantair believe that Avantair is in compliance with the conditions of ARB 51 paragraph 22 and 23.

Note 2 - Summary of Significant Accounting Policies

Revenue Recognition, page F-9

37.	With respect to your sales of fractional interests in aircraft, explain to us who retains ownership of the aircraft once the maintenance agreement expires. Tell us how any renewal provisions in the agreement factored into your determination of the appropriate period over which the gain on sale of these interests should be recognized. Cite any related authoritative literature in your response.

Response: When Avantair sells a fractional interest in an aircraft, the ownership is retained in perpetuity by the acquirer of the fractional share. Upon the expiration of the maintenance agreement, the customer has the right to resell their share to a third party or back to Avantair at the fair market value. The share owner can also renew the maintenance arrangements under the then current terms and conditions in effect at that time. In developing the appropriate revenue recognition policy, Avantair determined that the most appropriate period to recognize revenue relating to accretion of the deferred revenue was the contractual life of the related maintenance agreement. This assessment included an evaluation of current industry standards (Bombardier Annual Report) as well as the facts available regarding Avantair’s sales of shares which totaled approximately 350 at the time of our filing. Avantair’s management believes that its current estimate of 5 years is reasonable because any other estimate would be based on incomplete and potentially misleading data. For example, the current average partial share interest turns over every 3 years. Avantair has been formally operating only since 2003 and has only had a limited number of aircraft sold at this point and as a result the level of customer turnover has been minimal. Avantair’s management believes that the best indication of the timing for revenue recognition is the length of the maintenance agreements which is currently 5 years. Avantair’s management will continue to monitor the results of these and depending upon the outcome will alter the period over which revenue is recognized.

In submitting this comment response letter, Ardent has authorized me to acknowledge on its behalf that (i) Ardent is responsible for the adequacy and accuracy of the disclosure in the Schedule 14A, (ii) staff comments or changes made in response to staff comments do not foreclose the Commission from taking any action with respect to the filings and (iii) Ardent may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please call Michael S. Poster (212-940-6774) or David H. Landau (212-940-6608) should you have any questions.

Very truly yours,

/s/ Michael S. Poster

Michael S. Poster

Cc:	David Roberts, Esq.
Barry J. Gordon
Marc H. Klee
Howard S. Jacobs, Esq.
David H. Landau, Esq.
Richard Salute